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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2007


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


         California                   0-49892                 61-1407606
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


                1899 W. March Lane
               Stockton, California                               95207
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (209) 870-3214


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

         On July 19, 2007, the Company issued a news release to announce its earnings and financial performance for the quarter ended June 30, 2007. On July 20, 2007, the Company issued a news release to correct diluted earnings per share and weighted average common and common equivalent shares outstanding reported for the second quarter of 2007 and year to date 2007 in the press release dated July 19, 2007. These changes were the result of an input error in the calculation of these items related to the application of FAS 123-R. Copies of the Company's news releases dated July 19 and July 20, 2007, including certain unaudited financial statements, are attached as Exhibits 99.1 and 99.2 respectively, and are incorporated here by reference. The financial statements included with Exhibit 99.1 have been corrected to reflect the corrected numbers reported on July 20, 2007.




Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (d)   Exhibits.
                  --------

                  99.1     News release of July 19, 2007 (as corrected)
                  99.2     News release of July 20, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pacific State Bancorp
                                       (Registrant)


Date:  July 20, 2007                   By: /s/ JO ANNE ROBERTS
                                           -------------------------------------
                                           Jo Anne Roberts
                                           Chief Financial Officer






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